Chicago Investments, Inc.
                         6340 South 3000 East, Suite 330
                           Salt Lake City, Utah 84121

                            Dated as of July 31, 2006

Foam Manufacturing, Inc.
305 Madison Avenue, Suite 4510
New York, New York  10165
Attention:  Mr. Matthew L. Harriton

      Re:   Senior Secured Promissory Notes

Dear Matt:

      Reference is made to that certain Amended and Restated Note Purchase Agreement dated February 1, 2006 (the "Note Purchase Agreement"), among Foam Manufacturing, Inc. (the "Company"), Chicago Investments, Inc., individually and as Agent ("Agent"), and the additional investors party thereto. Reference is also made to those certain Senior Secured Promissory Notes identified on
Schedule 1 attached hereto and sold and issued to the Investors (as defined in the Note Purchase Agreement) by the Company (the "Outstanding Notes").

      By letter dated April 30, 2006, the "Maturity Date" as defined in the Outstanding Notes was extended to July 31, 2006. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, pursuant to the terms of the Note Purchase Agreement, Agent and the Company hereby agree that the "Maturity Date" shall be further extended to October 31, 2006. Agent and the Company further agree that Additional Notes (as defined in the Note Purchase Agreement) issued and sold by the Company from and after the date hereof pursuant to the Note Purchase Agreement shall have a Maturity Date of October 31, 2006.

      Except as otherwise expressly provided hereby, each of the Outstanding Notes shall remain in full force and effect strictly according to its terms and, as extended hereby, each is hereby ratified, confirmed and approved.

      If the foregoing is acceptable to you, please sign the enclosed copy of this letter in the space provided below, whereupon this letter will become an agreement between us as of the date first above written.

                                             Sincerely,

                                             Chicago Investments, Inc., as Agent


                                             By: /s/ Joshua S. Kanter
                                                 -------------------------------
                                                 Joshua S. Kanter, President

AGREED AND ACCEPTED:

Foam Manufacturing, Inc.


By: /s/ Matthew L. Harriton
    ------------------------------
    Matthew L. Harriton, President

                                   Schedule 1

                                                                  Original
        Investor                         Date                 Principal Amount
        --------                         ----                 ----------------
Chicago Investments, Inc.          January 11, 2006              $ 30,000

Chicago Investments, Inc.          January 26, 2006              $ 10,000

Chicago Investments, Inc.          February 1, 2006              $ 85,000


Chicago Investments, Inc.          February 1, 2006              $ 50,000


Chicago Investments, Inc.          February 9, 2006              $ 15,000


Richard Harriton                   February 13, 2006             $ 50,000


Arlen B. Reynolds                  February 10, 2006             $ 20,000


Gene E. Burleson                   February 28, 2006             $ 25,000


Chicago Investments, Inc.          March 31, 2006                $ 25,000


Kanter Family Foundation           March 31, 2006                $ 25,000


Richard Harriton                   April 4, 2006                 $ 20,000


Chicago Investments, Inc.          April 5, 2006                 $ 75,000


Gene E. Burleson                   April 5, 2006                 $ 25,000


Chicago Investments, Inc.          April 21, 2006                $ 25,000


Chicago Investments, Inc.          May 5, 2006                   $ 25,000


Chicago Investments, Inc.          May 11, 2006                  $ 25,000


Chicago Investments, Inc.          May 19, 2006                  $ 25,000


CIBC Trust Company (Bahamas)       June 7, 2006                  $250,000
Limited as Trustee of T-555